UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - December 21, 2005

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CNB Financial Corp.

(Exact name of registrant as specified in its charter)

Massachusetts	000-51685	20-3801620
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Waldo Street, Worcester, Massachusetts     01608
(Address of principal executive offices)     (Zip Code)

(508) 752-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 21, 2005, CNB Financial Corp. issued a press release announcing that it will be traded on the Over-the-Counter Bulletin Board under the symbol “CFNA”.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated December 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corp.

By: /s/ Charles R. Valade
Name: Charles R. Valade
Title: President
Dated: December 21, 2005